UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11353	13-3757370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,

Burlington, North Carolina 27215

(Address of Principal Executive Offices, and Zip Code)

336-229-1127

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Laboratory Corporation of America Holdings (the “Company”) was held on May 11, 2022. As of March 16, 2022, the date of record for determining the Company’s shareholders entitled to vote on the proposals presented at the Annual Meeting, there were 93,175,934 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 82,424,988 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2022 (the “Proxy Statement”). The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.

The Company’s shareholders elected the following persons, who were listed in the Proxy Statement, to the Board to hold office for the term expiring at the 2023 Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation, or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adam H. Schechter	70,479,562	4,624,159	438,226	6,883,041
Kerrii B. Anderson	65,458,725	9,120,368	962,854	6,883,041
Jean-Luc Bélingard	72,053,881	3,448,937	39,129	6,883,041
Jeffrey A. Davis	74,853,874	648,406	39,667	6,883,041
D. Gary Gilliland, M.D., Ph.D.	74,872,172	632,449	37,326	6,883,041
Garheng Kong, M.D., Ph.D.	69,864,739	5,639,472	37,736	6,883,041
Peter M. Neupert	72,957,340	2,480,447	104,160	6,883,041
Richelle P. Parham	73,772,106	1,711,293	58,548	6,883,041
Kathryn E. Wengel	74,472,435	1,032,810	36,702	6,883,041
R. Sanders Williams, M.D.	71,491,402	4,005,750	44,795	6,883,041

Proposal 2.

The Company’s shareholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,952,729	6,439,284	149,934	6,883,041

Proposal 3.

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
81,961,780	414,496	48,712	0

Proposal 4.

The Company’s shareholders voted against the shareholder proposal seeking an amendment to the Company’s governing documents relating to procedural requirements in connection with shareholders’ rights to call a special meeting. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
6,574,804	68,241,335	725,808	6,883,041

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ Sandra van der Vaart
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: May 13, 2022